SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): February 24, 2004

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-19848               75-2018505
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation or organization)                               Identification No.)

     2280 N. Greenville Avenue
     Richardson, Texas                                            75082
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     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

99.1 Press Release, dated February 24, 2004, announcing financial results for the quarter and year ended January 3, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information in this Current Report and the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On February 24, 2004, Fossil, Inc. issued a press release announcing financial results for the quarter and year ended January 3, 2004. A copy of this press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 24, 2004

                                          FOSSIL, INC.

                                          By:     /s/ Mike L. Kovar
                                                 -------------------------------

                                          Name:  Mike L. Kovar
                                                 -------------------------------

                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                              Description

99.1 Press Release, dated February 24, 2004, announcing financial results for the quarter and year ended January 3, 2004


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